UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            June 29, 2006

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware	000-28393	84-1351729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One N. LaSalle Street, Suite 1800, Chicago, Illinois 60602
 (Address of principal executive offices)

Registrant’s telephone number, including area code:   (312) 706-1710

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On June 29, 2006, the Company announced that it has provided notice to debtholders of a $1.5 million debt prepayment that will occur on June 30, 2006. The information contained in the press release dated June 29, 2006 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d)            Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated June 29, 2006, “eCollege® Provides Notice of Debt Prepayment”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 29, 2006

eCollege.com

By:	/s/ Oakleigh Thorne
Oakleigh Thorne,
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 29, 2006, “eCollege® Provides Notice of Debt Prepayment”